CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	¥ 6,452,554	$ 908,822	¥ 1,565,139	¥ 955,572
Other comprehensive income:
-Unrealized gain on available-for-sale securities	18,161	2,558	973
-Change in fair value of interest rate swap cash flow hedges				(12,294)
-Reclassification of change in instrument-specific credit risk	(53,481)	(7,533)	0	(14,252)
-Change in instrument-specific credit risk	70,732	9,962	100,158	56,224
-Foreign currency translation adjustments	129,232	18,202	406,149	(55,438)
Comprehensive income	6,617,198	932,011	2,072,419	929,812
Less: comprehensive income attributable to non-controlling interests	(3,027,731)	(426,447)	(1,079,975)	(234,554)
Comprehensive income attributable to JinkoSolar Holding Co., Ltd.'s ordinary shareholders	¥ 3,589,467	$ 505,564	¥ 992,444	¥ 695,258